Innovative, Affordable Power & Energy Solutions Maxwell Management Presentation 144A Convertible Debt Issuance September 2017 Exhib it 99. 1

MAXWELL CONFIDENTIAL Disclaimers 2 Non-GAAP Financial Information  Management also uses certain non-GAAP financial measures in this presentation which constitute “non-GAAP financial measures” as defined by the Securities and Exchange Commission. Management uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. These non-GAAP measures are in addition to, and not a substitute for or superior to, measures prepared in accordance with GAAP. Reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures are included on Appendix A of this presentation.  The information in this Investor Presentation is for informational purposes only and is neither an offer to sell, nor a solicitation of an offer to subscribe for or buy securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Non Solicitation

MAXWELL CONFIDENTIAL Safe Harbor 3 Statements made during this presentation that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1955. Such risks, uncertainties and contingencies include, but are not limited to, the following:  Dependence upon the sale of products to a small number of customers and vertical markets, some of which are heavily dependent on government funding or government subsidy programs which could be reduced, modified or discontinued in the future;  Uncertainties related to the global geopolitical landscape and the recent elections in the United States;  Risks related to acquisitions and potential for unsuccessful integration of acquired businesses;  Risk that our restructuring efforts may not be successful and that we may not be able to realize the anticipated cost savings and other benefits;  Our ability to obtain sufficient capital to meet our operating or other needs;  Regulatory and other approvals related to the completion of financing transactions;  Downward pressures on product pricing from increased competition and shifts in sales mix with respect to low margin and high margin business;  Our ability to manage and minimize the impact of unfavorable legal proceedings;  Risk that activist stockholders attempt to effect changes to our company which could adversely affect our corporate governance;  Dependence upon the sale of products into Asia and Europe, where macroeconomic factors outside our control may adversely affect our sales;  Risks related to our international operations including, but not limited to, our ability to adequately comply with the changing rules and regulations in countries where our business is conducted, our ability to oversee and control our foreign subsidiaries and their operations, our ability to effectively manage foreign currency exchange rate fluctuations arising from our international operations, and our ability to continue to comply with the U.S. Foreign Corrupt Practices Act as well as the anti-bribery laws of foreign jurisdictions;  Our ability to remain competitive and stimulate customer demand through successful introduction of new products, and to educate our prospective customers on the products we offer;  Successful acquisition, development and retention of key personnel;  Our ability to effectively manage our reliance upon certain suppliers of key component parts, specialty equipment and logistical services;  Our ability to manage product quality problems;  Our ability to protect our intellectual property rights and to defend claims against us;  Our ability to effectively identify, enter into, manage and benefit from strategic alliances;  Occurrence of a catastrophic event at any of our facilities;  Occurrence of a technology systems failure, network disruption, or breach in data security; and  Our ability to match production volume to actual customer demand. For further information regarding risks and uncertainties associated with Maxwell's business, please refer to the “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q. The Company undertakes no duty to update any forward-looking statement to reflect actual results or changes in the Company’s expectations.

MAXWELL CONFIDENTIAL

Key Executive Team Members

With you today…

Franz Fink
President & CEO



25 years In industry

MOTOROLA · freescale semiconductor · gennum

David Lyle
SVP Finance & CFO



26 years In industry

intel · BROADCOM · ENTROPIC

Thibault Kassir
VP & GM Energy Storage



24+ years In industry

ON Semiconductor · knowles · MOTOROLA

Earl Wiggins
VP Operations



32 years In industry

Quantum · Maxtor

Gérard Lopez
VP & GM High Voltage



20+ years In industry

digital EQUIPMENT CORPORATION · BRAINWARE · SiliconGraphics

Emily Lough
Corporate Counsel



10 years In industry

Maxwell TECHNOLOGIES Enabling Energy's Future™

Aileen Gipson
Sr. Director HR



15+ years In industry

Maxwell TECHNOLOGIES Enabling Energy's Future™

4

Executive Summary 5

MAXWELL CONFIDENTIAL Summary Term Sheet Key Terms New Issue Exchangeable Senior Notes Issuer Maxwell Technologies, Inc. Security Senior Unsecured Convertible Notes Method of Distribution 144A Size $50 million + 15% Greenshoe Maturity 5-year Coupon 5.0% - 5.5% Conversion Premium 20% - 30% Settlement Method Cash, shares of Common Stock or a combination of cash and shares, at the Company’s election Calls/Puts Provisionally callable with a make-whole after year 2 if stock price ≥ 130% of conversion price; No investor put rights Use of Proceeds General Corporate Purposes with particular focus on Capital Expenditure investment Expected Pricing 9/21 Book Runner Barclays 6

MAXWELL CONFIDENTIAL Sources & Uses and Pro Forma Capitalization Sources $’s in millions Uses Pro Forma Capitalization New Senior Unsecured Convertible Notes $50 Balance Sheet Cash $46 Fees & Expenses 4 Total Sources $50 Total Uses $50 Previous Guidance Mid-Point* New Pro Forma 9/30/2017 Convertible Notes Post Offering Total Cash $14.5 $46.0 $60.5 Working Capital Line (up to $25M) -- -- -- New Convertible Notes -- $50.0 $50.0 Total Debt $0.0 $50.0 $50.0 7 Estimated Uses Detail Capital Expenditures $25 - $35 • Dry Battery Electrode* • Committed Factory Expansions • New Product Introduction • Production Equipment General Corporate Purposes $11 - $21 Fees & Expenses $4 *Dry Battery Electrode may also be funded through strategic partnerships * Source: Q2-2017 earnings call held on August 7, 2017.

MAXWELL CONFIDENTIAL Key Investment Highlights • #1 Globally in High Voltage Capacitors & Ultracapacitors with $1.5 billion served available market (SAM) in 2022  20% compound annual growth rate (CAGR) • 3 year business transformation poised to deliver long-term growth & shareholder value • Unique & patented “Dry” Electrode technology poised to revolutionize multi-billion dollar lithium-ion battery market, and represents a significant long-term opportunity 8 • Positioned at the center of 3 disruptive megatrends – accelerated growth of Electric Vehicles, Autonomous Driving, and Renewable Energy ** Source: Dry Electrode Revenue SAM derived by Maxwell Market Research with inputs from Navigant Research and Multiple Automotive OEM and Tier 1 partner forecast models * Source: Ultracapacitor SAM derived by Maxwell Market Research with inputs from Navigant Research, Customer Feedback and inputs, CNEAI production data, and Maxwell content assumptions * **

Enabling Technologies for a Sustainable & Green Energy Future 9

MAXWELL CONFIDENTIAL

Maxwell Technologies

Enabling Technologies for a Sustainable & Green Energy Future

Business Highlights

- Founded 1965; IPO 1983 (NASDAQ: MXWL)
- Develops, manufactures, markets energy storage and power delivery solutions
- Headquarters: San Diego, CA
- Locations: U.S.A., Switzerland, China, Korea
- Employees: 483

Products


HIGH VOLTAGE
ULTRACAPACITORS
DRY BATTERY ELECTRODE
Serving Key Markets
AUTO
WIND
GRID
INDUSTIAL
RAIL
BUS

Financial Highlights

Revenue ($M)


Microelectronics (sold April '16)
Ultracapacitors & High Voltage
$121
$117
Excluding Microelectronics
$113
$112
Excluding Microelectronics
$116
LTM Q4'16
LTM Q1'17
LTM Q2'17

2016 Product Revenue


ME
$4M
HV
$45M
$121M
UCAP
$72M

2016 Geographic Revenue


USA
10%
Germ.
11%
$121M
China
40%
Rest of World
39%

Q2'17 Cash Balance

$19.2 million

10

MAXWELL CONFIDENTIAL Executing our Strategy to Deliver Profitability, Sustainable Growth & Value Foundational Cash Flow Sustainable Growth Significant Opportunity Maxwell -- A Growth Opportunity 11 High Voltage “Maintain Leadership” Ultracapacitors “Market Consolidation & Scale” Dry Battery Electrode “Leverage For Growth”

MAXWELL CONFIDENTIAL

3 Megatrends Driving Maxwell's Large and Growing Markets

High Voltage
"Maintain Leadership"


SAM
$100M
$150M
2017
2022

Source: Maxwell Market Research, MarketsandMarkets Research, Customer Feedback

Paradigm shift towards digitization of Grid

Ultracapacitors
"Market Consolidation & Scale"


SAM
$500M
$1.35B
2017
2022

Source: Maxwell Market Research, Navigant Research, Customer Feedback, CNEAI production data

Increasing electrification in Auto

Increasing renewables in Grid

Dry Battery Electrode
"Leverage For Growth"

SAM

$

Multi-Billion

Source: Maxwell Market Research, Navigant Research & Multiple Automotive OEM and Tier 1 partners

Increasing performance demands in Electric Vehicles

-- Positioned at Center of 3 Disruptive Megatrends --

Accelerated Growth of Electric Vehicles, Autonomous Driving, and Renewable Energy

12

MAXWELL CONFIDENTIAL High Voltage: CONDIS® -- 114 Year Heritage & Brand Leadership High Voltage Capacitors #1 Globally CONDIS® High-Voltage Grading & Coupling Capacitors Ensure Safe & Reliable Transmission, Distribution & Measurement in the New Energy Grid  Leading supplier of High Voltage Circuit Breaker products  Best-in-class products providing long lifetime, high quality and reliability for energy grid  Building out portfolio with next-generation products (UHVDC circuit breakers, precision metering) to expand addressable market  Establishing global Asian OEM partnerships to secure core business and position for long term growth 13 Source: Maxwell Market Research, MarketsandMarkets Research, Customer Feedback

MAXWELL CONFIDENTIAL Factory Expansion to Grow Foundational Cash Flow Critical to Sustain Investment Engine High Voltage: Maintaining Leadership to Deliver Foundational Cash Secure Foundational Cash Flow Grow Revenue & Cash Flow $50M (2022 SAM) Expand the Portfolio “Intersect Digitization Paradigm Shift” $100M (2022 SAM) Refresh the Core Portfolio “Maintain Market Leadership” 14 Source: Maxwell Market Research, MarketsandMarkets Research, Customer Feedback

MAXWELL CONFIDENTIAL * Applicable in certain operating conditions. See datasheet for details. Actual results may vary. ** Argonne Study 2012: “Effect of ultracapacitor-modified PHEV protocol on performance degradation in lithium-ion cells.” Ultracapacitors (UCAPs): High Power Energy Storage Devices Positioned as Global Leader to capitalize on coming inflection points in Key Target Markets The energy storage technology that instantly delivers the power necessary to accelerate your car, to rotate the blade of a wind turbine, or to smooth variable wind or solar power generation 15 Source: Maxwell Market Research, Navigant Research, Customer Feedback, CNEAI production data, and Maxwell revenue Ultracapacitors #1 Globally

MAXWELL CONFIDENTIAL Maxwell Ultracapacitors Continue to Gain Momentum in Auto, Grid & Industrial Automotive Industrial Currently engaged or target customers Currently engaged or target customers Electrification in Automotive, Grid and Industrial will drive sustainable growth Wind Grid Energy Storage Start Stop • eTurbo eActive Suspension Autonomous Driving Electric Pitch Control Battery Retrofit System AGV • SRV • Industrial Automation • UPS Grid Stabilization Microgrids 16

MAXWELL CONFIDENTIAL Design Wins Accelerating with Market Leaders Well positioned to capitalize on market leadership to drive long-term profitable growth 3x Design Wins Cumulative Design Wins Key Design Wins 14 confirmed design wins at various stages of progress and in several different applications including eActive Suspension & Backup Power for Autonomous Driving First Utility-scale power stabilization Grid Energy Storage project confirmed with global leading OEM set for deployment in 2018. Further deployments expected in 2019 & 2020 17  High Voltage • New products, initiatives & design win traction enabling growth path  Ultracapacitors • Cumulative design wins in target markets tripling over last three years • Design in momentum building as 3 global megatrends gain traction

MAXWELL CONFIDENTIAL Maxwell’s Innovative Patented Dry Electrode Technology 18 Activated Carbon Proprietary Dry Process Maxwell Electrode • Activated carbon (AC) derived from sustainable source • AC Mixed with “Binder” • Calendared to form free standing film • Laminate to current collector • Electrode production More Energy! Lower Cost! Longer Life! Maxwell’s Dry Electrode technology is unlocking the multi-billion dollar potential of lithium-ion batteries for the electric vehicle market 18 Extending Application & Benefits of Patent Protected Dry Electrode to New Energy Storage Platforms with the goal of achieving…. Dry Electrode Legacy Ultracapacitor Lithium-Ion Capacitor Battery Electrode Leveraging foundational Dry Electrode technology to revolutionize batteries for the electrified world 12 years of innovation in Dry Electrode Rail Auto Auto Grid Wind Bus Industrial

MAXWELL CONFIDENTIAL Revolutionary Breakthrough Unlocks Significant Value for Customers, Partners & Shareholders [VALUE] [VALUE] 2017 2030 Target Market SAM Electric Vehicles (M) Target Market SAM Energy Density (Wh/kg) +10% 2017 2025 State of the Art MXWL +20%  Market to Experience Massive Growth  Challenged by Battery Cost & Performance  Enables 20% Higher Energy Density  Saves $200-$1000 Per Electric Vehicle Industry Targets: 2025 Capitalizing on Significant Opportunity with Maxwell’s Dry Electrode Strategically Partnering with Global Leaders to Commercialize a Technology Breakthrough 19 21% CAGR Source: Industry Energy Density targets Carin ERA & US Department of Energy Source: Dry Electrode energy density performance validated by 3rd party strategic partner through joint development activities, testing and modeling Sources: Forecast range derived from Maxwell Market Research, Navigant Research and 3rd party Automotive OEM forecasts 380 Wh/kg

MAXWELL CONFIDENTIAL A U T O Promoting clean, reliable, affordable and universally available energy W I N D R A I L G R I D E N E R G Y S T O R A G E I N D U S T R I A L H I G H V O L T A G E MAXWELL CONFIDENTIAL B U S 20

Financial Summary 21

MAXWELL CONFIDENTIAL

Continuing to Execute on Our Business Transformation

2014
- ✓ Narrow Focus to Key Target Markets

2015
- ✓ Reorganization Cutting Opex $15M annually
- ✓ Consolidated Ultracapacitor Factories to enhance Gross Margins

2016
- ✓ Divested Non-Strategic Microelectronics for $22M to enhance Balance Sheet
- ✓ Dry Battery Electrode partnership Agreement signed with Global Auto OEM

2017
- ✓ China Localization Agreement signed to improve China Market Access
- ✓ Restructuring #2 to Enable OPEX neutral acquisition of Nesscap
- ✓ Acquired Nesscap Small Cell Ultracapacitors to complete product portfolio & gain scale

2018

Underway

- Expand Korea (Nesscap) & High Voltage (Switzerland) factories to meet increasing demand
- Invest in Dry Battery Electrode Capex to bridge to commercial agreements with Partners
- Invest in Global Factory & Supply Chain Optimization Plan to support Corporate GM targets

22

MAXWELL CONFIDENTIAL Q4’17 Target “Near EBITDA Breakeven” Operating Expense* Revenue Adjusted EBITDA* Gross Margin* Financial Summary 2018 Target “Revenue Inflection Point in 2018” Source: Q2’17 earnings call commentary Source: Q2’17 earnings call commentary 23 *Indicates a non-GAAP measure. For reconciliation of GAAP to non-GAAP, see Appendix A. $M $M $M %

MAXWELL CONFIDENTIAL Recent Developments • SDIC strategic investment agreement terminated to enable note offering but strategic partnership discussions will continue • $500k capitalized deal expenses to be accelerated into Q3’17 GAAP operating expense • Resolution with the SEC agreed in concept on 2013 financial restatement matter • $2.8M settlement; to be accrued as Q3’17 GAAP operating expense • No independent monitor required and no additional remediation required • To be settled on a without admitting or denying basis, thereby concluding the investigation • Viex supports $50M note offering as well as support for 2018 AGM initiatives • $600k settlement agreement amendment fee to be accrued as Q3’17 GAAP operating expense • Early execution of organizational realignment following Nesscap acquisition • $1M expected severance to be accrued as an increase to Q3’17 GAAP operating expense 24

MAXWELL CONFIDENTIAL Positioned to Deliver Long-Term Profitable Growth & Shareholder Value Large Growing Markets Strongest Portfolio Ever Solidifying Foundation Global Leading Customer & Partners Securing Capital Required to Unlock the Value of our Technology Platform Global Leader in Ultracapacitor and High Voltage Product Lines Stable Base in High Voltage & Wind, Coming Inflections in Automotive, Grid & Industrial Strategically Partnering with Global Leaders in Automotive, Grid & Industrial 25

Thank You

MAXWELL CONFIDENTIAL Appendix A: GAAP to non-GAAP Reconciliation 27